                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 26, 2004

                             The Widecom Group Inc
               (Exact name of registrant as specified in charter)

         Ontario, Canada             1-13588                  98-0139939
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

                                 45 Railroad Street
                           Brampton, Ontario L6X 1G4, Canada
                    (Address of principal executive offices)

                                 (905) 712-0505
              (Registrant's telephone number, including area code)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Royal Bank of Canada, a secure creditor, got a receiving order for bankruptcy of The Widecom Group Inc from Ontario Superior Court of Justice on
July 08, 2004 under Bankruptcy Act. The court has appointed Shiner Kideckel Zweig
Inc, Richmond Hill, Canada as the receiver.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 26, 2004

                                     The Widecom Group Inc

                                     By: /s/

                                         -------------------------------------
                                         L S Tuli
                                         Executive Manager